SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12 [Pursuant to 240.14a-11(c) or 240.14a-12]

NEW YORK HEALTH CARE, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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NEW YORK HEALTH CARE, INC.
1850 MCDONALD AVENUE
BROOKLYN, NEW YORK 11223

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 11, 2008

June 11, 2008

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of the Stockholders of New York Health Care, Inc. (the "Company"), which will be held at 10:00 A.M., local time, on July 11, 2008, at the Company’s office located at 1850 McDonald Avenue, Brooklyn, New York 11223 for the purpose of:

(1) electing three (3) directors to serve until the next Annual Meeting of Stockholders or until their successors are appointed and qualified;

(2) ratifying the appointment of Holtz Rubenstein Reminick, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and

(3) conducting such other business as may properly come before the Annual Meeting and any adjournment thereof.

Only holders of record of the Company's common stock at the close of business on May 16, 2008 will be entitled to vote at the Annual Meeting or any adjournment thereof. Whether or not you plan to attend the Annual Meeting, we ask that you complete, sign, date and return the enclosed proxy card in the envelope provided as promptly as possible. If you attend the Annual Meeting, you may revoke your proxy if you elect to vote in person. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 17 Battery Place, New York, New York 10004. Your prompt cooperation will be greatly appreciated.

These proxy solicitation materials are first being mailed on or about June 11, 2008 to all stockholders of the Company entitled to vote at the Annual Meeting.

Very truly yours,

NEW YORK HEALTH CARE, INC.

By: /s/Murry Englard
Murry Englard, Chief Executive Officer

NEW YORK HEALTH CARE, INC.
1850 MCDONALD AVENUE
BROOKLYN, NEW YORK 11223

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of New York Health Care, Inc.:

The Annual Meeting of Stockholders of New York Health Care, Inc. (the "Company") will be held at 1850 McDonald Avenue, Brooklyn, New York 11223 on July 11, 2008 at 10:00 A.M. local time, for the following purpose:

1. to elect three (3) directors to serve until the next Annual Meeting of Stockholders or until their successors are appointed and qualified;

2. to ratify the appointment of Holtz Rubenstein Reminick, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and

3. to transact such other business as may properly come before the meeting or adjournment thereof.

Only holders of record of the Company's common stock at the close of business on May 16, 2008 will be entitled to notice of and vote at the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors

/s/Murry Englard
Murry Englard, Chief Executive Officer

June 11, 2008

It is important that as many shares as possible be represented at the Annual Meeting. Therefore, whether or not you plan to attend the Annual Meeting in person, we urge that you date, sign and promptly return the proxy card in the enclosed envelope (which requires no postage if mailed within the United States), or vote by telephone or electronically by following the instructions on the enclosed proxy card. You may revoke your proxy at any time before it has been voted.

PROXY STATEMENT

Dated June 11, 2008

NEW YORK HEALTH CARE, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 11, 2008

THE ANNUAL MEETING

This proxy statement is furnished to the common stockholders of New York Health Care, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Friday, July 11, 2008, at 10:00 A.M. local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting accompanying this proxy statement. The Annual Meeting will be held at the Company's executive offices, located at 1850 McDonald Avenue, Brooklyn, New York 11223. The Company’s telephone number is (718) 375-6700.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (sent to the attention of the Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

VOTING VIA THE INTERNET AND BY TELEPHONE

Stockholders may vote electronically via the internet or by telephone by following instructions included with their proxy card. A stockholder not wishing to vote electronically via the internet or by telephone or whose form does not reference internet or telephonic voting information should complete and return the enclosed proxy card. Signing and returning the proxy card or submitting the proxy via internet or telephone does not affect the right to vote in person at the Annual Meeting.

VOTING AND SOLICITATION

The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock. The Company may conduct further solicitation personally or telephonically through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

Only stockholders of record at the close of business on May 16, 2008 are entitled to notice of and to vote at the Annual Meeting. As of May 16, 2008, 33,536,757 shares of the Company's common stock were entitled to vote at the Annual Meeting. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one (1) vote for each share held of record on May 16, 2008. The Company's Restated Certificate of Incorporation and by-laws do not provide for cumulative voting by stockholders.

A majority of the shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Directors will be elected by a plurality of the votes cast. Each other matter to be submitted to a vote of the stockholders must receive an affirmative vote of the holders of a majority of votes cast by holders of shares entitled to vote at the Annual Meeting. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no legal effect under New York law. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. Broker non-votes are proxies for brokers or nominees indicating that such persons have not received instructions from the beneficial owners (or other persons entitled to vote) on how to vote on a matter that the brokers or nominees do not have discretionary power to vote upon. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

The shares represented by all valid proxies will be voted in accordance with the specifications therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR the election of the director-nominees listed in the proxy statement to the Board of Directors and FOR ratification of the appointment of Holtz Rubenstein Reminick, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2008. As to any other business which may properly come before the meeting, the proxies will be voted in accordance with the best judgment of the persons named therein. The Company does not presently know of any other such business.

PROPOSAL 1

ELECTION OF DIRECTORS

The Restated Certificate of Incorporation of the Company provides for the Company's Board of Directors to serve until their successors have been duly elected or appointed and qualified, or until their death, resignation or removal. The current directors who are also the nominees for election to the Board of Directors are listed below.

Name	Age	Position	Director Since

Murray Englard	49	Director	August 2005
		Chief Executive Officer

Howard Berg	53	Director	February 2007

Yoram Hacohen	36	Director	February 2007

Murray Englard was appointed Chief Executive Officer in August 2007. Until such appointment, Mr. Englard served as acting Chief Executive Officer from November 2006. Mr. Englard is a partner of the accounting firm Harlib, Grossman & Englard, CPA since January 1996. He was managing partner of Englard & Company, CPA, P.C. from January 1992 until December 1995 and a partner at Englard & Company CPA from January 1985 until December 1991. Mr. Englard is a certified public accountant. He received a B.A. in Accounting from Queens College in 1980 and attended Bernard Baruch Graduate School of Business concentrating in finance.

Dr. Howard Berg, a partner in Specialists in Otolaryngology, LLC since November 2001 and a partner in Short Hills Surgical Center since February 2005, is a practicing physician in Otolaryngology and Head and Neck Surgery. Dr. Berg has served as an attending surgeon at New York Downtown Hospital in New York City since July 1986 and as an attending surgeon at St. Barnabas Medial Center in Livingston, New Jersey since July 1996. Dr. Berg has been an Assistant Professor of Otolaryngology at New York University Medial Center since July 1985 and participates in the Otolaryngology Surgical Resident Training Program at Mount Sinai Medical Center.

Since January 2008, Yoram Hacohen has been a partner in Hacohen Wolf, a law firm in Jerusalem, Israel. From January 2007 through December 2007, Mr. Hacohen was a partner with the firm Jaffe, Fund & Co., Advocates, in Jerusalem, Israel, specializing in corporate, commercial and civil law in the fields of international trade, tax, and real estate. For the preceding five years, Mr. Hacohen was an independent practitioner in those fields of law. Mr. Hacohen earned his law degree from London Guildhall University, London, England in July 1995.

There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. None of the directors up for election have been convicted in a criminal proceeding.

The Company believes that all of the directors, other than Mr. Englard, are “independent directors” within the meaning of the listing standards of The NASDAQ Stock Market.

REQUIRED VOTE

Directors will be elected by a plurality of the votes cast.

RECOMMENDATION

The Board of Directors recommends a vote FOR the election of each of the director-nominees specified above.

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND STOCKHOLDERS

The following table sets forth certain information regarding shares of the common stock beneficially owned as of May 16, 2008 (except as noted below) by (i) each person, known to the Company, who beneficially owns more than 5% of the Company's common stock, (ii) each of the Company directors and nominees for director, (iii) each of the Named Executive Officers listed in the summary compensation table and (iv) all directors and executive officers of the Company as a group:

Names of Beneficial Owners
and Addresses of 5% or	Shares Beneficially	Percentage of
Greater Stockholders	Owned	Stock Outstanding (1)

Murray Englard (2)	776,483	2.29%

Yoram Hacohen (3)	25,000	*

Howard Berg (4)	1,514,246	4.44%

Stewart W. Robinson	0	0

Pinchas Stefansky (5)	2,024,000	6.04%
Hershey Holdings
Leon House
Secretary's Lane
P.O. Box 450, Gibraltar

Bernard Korolnick (6)	1,729,208	5.16%
KPT Partners
c/o Alton Management
Splelhof 14A, Postach 536
8750 Glarus, Switzerland

Rivvi Rose (7)	1,950,000	5.81%
Nekavim Investors
1/1 Library Run
P.O. Box 317, Gibraltar

All directors and executive
officers as a group (4 persons):	2,318,730	6.72%

(*) Less than one percent (1%).

(1) Based on 33,536,767 shares of common stock outstanding as of May 16, 2008. The shares of common stock owned by each person or by the group, and the shares included in the total number of shares of common stock outstanding, have been calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, to reflect the ownership of shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days of May 16, 2008. As provided in such Rule, such shares issuable to any holder are deemed outstanding for the purpose of calculating such holder's beneficial ownership but not any other holder's beneficial ownership.

(2) Includes a total number of 20,161 shares issuable upon the exercise of warrants and 350,000 shares issuable upon the exercise of stock options. Also includes 250,500 shares of common stock owned directly by spouse.

(3) Includes a total of 25,000 shares issuable upon the exercise of stock options.

(4) Includes a total of 100,000 shares issuable upon the exercise of stock options and 449,192 shares issuable upon the exercise of warrants.

(5) All shares are owned of record by Hershey Holdings, of which Mr. Stefansky holds sole voting and investment power.

(6) All shares are owned of record by KPT Partners, of which Mr. Korolnick holds sole voting and investment power.

(7) All shares are owned of record by Nekavim Investors, of which Ms. Rose holds sole voting and investment power.

EXECUTIVE OFFICERS

The persons who currently serve as executive officers of the Company are as follows:

Name	Age	Position	Position Held Since

Murry Englard (1)	49	Director	August 2005
		Chief Executive Officer	August 2007

Stewart W. Robinson	53	Chief Financial Officer	February 2007

(1) Background described above.

Effective February 5, 2007, Stewart W. Robinson was appointed to serve as the Company’s Chief Financial Officer on a part-time basis. Since November 1998, Mr. Robinson has been a partner -in-charge of SEC practice and quality control in the accounting firm of KBL, LLP and its predecessor. KBL, LLP is a Public Accounting Oversight Board (“PCAOB”) registered auditing and consulting form concentrating in audits of small public companies and small to medium size private companies. Mr. Robinson was previously partner-in-charge of litigation services and SEC auditing at several New York area accounting firms from 1984 through 1997. Mr. Robinson received a B.A. in Accounting from Queens College in 1977, attended Pace University Graduate School of Business for taxations, and completed business valuation training at both the American Society of Appraisers and the National Association of Certified Valuation Analysts. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Robinson is also registered with the PCAOB under the name Stewart W. Robinson, CPA.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Not Applicable.

COMMITTEES AND ATTENDANCE OF THE BOARD OF DIRECTORS

Currently, due the fact that the Board is comprised of only three members, the Company has no standing committees. The Board believes that it is in the best interests of the Company and its stockholders if the Board of Directors as a whole acts in the determination and consideration of every matter for which Board determination, consideration or approval is needed or thought to be advisable.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors previously consisted of Murry Englard and Michael Nafash. Upon Mr. Nafash’s resignation on April 3, 2007, the Audit Committee was effectively terminated. The Board of Directors as a whole presently functions as the Audit Committee. The Board of Directors has not adopted a formal pre-approval policy for audit and non-audit services. However, the Board had pre-approved all audit, audit-related, tax and other services provided by Holtz Rubenstein Reminick, LLP prior to the engagement of the firm to provide these services.

BOARD MEETINGS

The Board of Directors held a total of four meetings during the Company’s fiscal year ended December 31, 2007, and effected eight actions by unanimous written consent in lieu of meeting. No director attended fewer than 75% of such meetings.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, for the fiscal years ended December 31, 2007 and 2006, the cash compensation paid by the Company, as well as certain other compensation paid with respect to those fiscal years, to the Company’s Chief Executive Officer and to each of the three other most highly compensated executive officers of the Company and its subsidiary, The BioBalance Corporation (“BioBalance”), whose total salary and bonuses for the fiscal year 2007, in all capacities in which served, was $100,000 or more (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Murry Englard (1)	2007	$44,231	$15,000		$12,000			$41,026 (1)
Director and Chief Executive Officer	2006	-	-		$25,646			$18,000 (1)

Stewart W. Robinson (2)	2007	$144,531	-		-			$10,293(2)
Chief Financial Officer	2006	-	-					-(2)

Dennis O'Donnell (3)	2007	-			-			-(3)
Former President and Chief Executive Officer	2006	$155,769	$112,500		-			$24,444

(1)
Murry Englard has been a director of the Company since September 2005. Mr. Englard was paid director's fees of $1,000 per month from September 2005 through August 2006, increasing to $2,500 per month in September 2006. The total director's fees paid to Mr. Englard were $35,200 in 2007 and $18,000 in 2006. Other compensation for Mr. Englard also includes $11,026 in expense reimbursements. Effective August 1, 2007, the Board appointed Mr. Englard as Chief Executive Officer to serve on a part-time basis at annual compensation of $100,000.

(2)
Stewart W. Robinson was appointed effective February 5, 2007 to serve as the Company’s Chief Financial Officer on a part-time basis with annual compensation of $65,000 for between 36 and 45 days of service. By May 3, 2007, Mr. Robinson had already worked 45 days and was paid up to the contract amount. From May 4, 2007 through December 31, 2007, Mr. Robinson worked for the Company for 44 more days and was paid at the per-diem rate agreed to in the contract. Other compensation for Mr. Robinson includes: payment for bookkeeping and clerical services ($4,825) provided by persons employed by him or KBL, LLP; reimbursement for office related expenses incurred of $877; reimbursement for software and related training costs of $2,340 and; continuing education and related travel costs specifically related to his position with the company of $2,251.

(3)
Dennis O'Donnell became President of BioBalance on November 26, 2003 and the Company's Chief Executive Officer on February 24, 2005. On September 9, 2006, Mr. O'Donnell resigned from all of his positions with the Company. Other Compensation includes $24,444 of medical insurance premiums paid on behalf of Mr. O'Donnell in 2006.

Employment Agreements of the Named Executive Officers; Change in Control Arrangements

The Company has entered into one compensation agreement with Stewart W. Robinson. Mr. Robinson was appointed effective February 5, 2007 to serve as the Company’s Chief Financial Officer on a part-time basis with annual compensation of $65,000 for between 36 and 45 days. By May 3, 2007, Mr. Robinson had already worked 45 days and was paid up to the contract amount.

Mr. Robinson's responsibilities and duties in connection with the operations of BioBalance and New York Health Care have increased wherein he worked a total of 89 days in 2007 and was paid additional compensation above the contract cap at the per-diem rate in the contract.

From May 4, 2007 through December 31, 2007, Mr. Robinson worked for the Company for approximately 44 more days and was paid at the per-diem rate agreed to in the contract. All other compensation for Mr. Robinson includes: payment for bookkeeping and clerical services ($4,825) provided by persons employed by him or KBL, LLP; reimbursement for office related expenses incurred of $877; reimbursement for software and related training costs of $2,340 and; continuing education and related travel costs specifically related to his position with the company of $2,251.

Option/SAR Grants in 2007

275,000 stock options were granted to the Named Executive Officers and Directors in 2007.

Individual Grants

Name	Exercise Price Per Share ($/sh)	Expiration Date	Grant Date Fair Value
Murry Englard	$0.15	8/20/2017	$12,000
Howard Berg	$0.13	2/28/2017	$3,250
Howard Berg	$0.15	8/20/2017	$6,000
Yoram Hacohen	$0.13	2/28/2017	$3,250

Outstanding Equity Awards at Fiscal Year End

The following table sets forth, for the Named Executive Officers, unexercised options; stock that has not vested; and equity incentive plan awards as of December 31, 2007.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Right That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Murry Englard	35,000	None	None	1.20	8/30/2010
	15,000	None	None	0.78	1/04/2011
	150,000	None	None	0.37	9/20/2016

Stock Option Exercises and Year End Values

The following table sets forth, for the Named Executive Officers, the number of shares covered by stock options as of December 31, 2007, and the value of “in-the-money” stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2007. No options were exercised by the Named Executive Officers in 2007.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End Exercisable/Unexercisable
Murry Englard	None	None	370,161/None	None/None

Compensation of Directors

The directors of the Company receive monthly compensation as follows: Murry Englard, who has taken on additional responsibilities since September 2006 while serving as a director in the absence of full-time executive management, receives director’s fees of $2,500 per month. Prior to September 2006, Mr. Englard received director compensation of $1,000 per month plus $700 for attendance at committee meetings. Michael Nafash served as director from August 31, 2005 through April 3, 2007 and received director compensation of $1,000 per month plus $700 for attendance at committee meetings through September 2006 and $2,500 per month commencing October 2006 through his resignation on April 3, 2007. Yoram Hacohen and Howard Berg, who have served as directors since February 2007, are entitled to directors’ fees of $1,000 per month. Howard Berg receives an additional $2,000 per month as compensation for his position with the Company as non-executive Chairman of Product Development. No other amounts are payable to the directors, except for reimbursement for expenses of attending Board meetings. Except for Mr. Englard, none of the present directors of the Company is an employee of the Company or its BioBalance subsidiary.

The Company also issues common stock options or warrants to non-employee directors from time to time in recognition of their services. In 2007, the Company issued an aggregate of 275,000 options to directors as follows:

When Mr. Hacohen and Dr. Berg were appointed directors in February 2007, they each received a grant of 25,000 options in consideration for their services.

When Mr. Englard was appointed Chief Executive Officer in August 2007, he received 150,000 options.

In August 2007, Dr. Berg received 75,000 options in recognition of his appointment non-executive Chairman of Product Development.

PROPOSAL 2

RATIFICATION OF INDEPENDENT ACCOUNTANTS

Holtz Rubenstein Reminick, LLP (“Holtz”) has acted as the Company's independent auditor for the fiscal years ended from December 31, 2006 through December 31, 2007. The Board of Directors has not yet taken formal action with respect to the appointment of the Company's independent auditor for the fiscal year ending December 31, 2008. Neither Holtz nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor. Representatives of Holtz are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Board appointed Holtz as independent auditors in 2006 and recommends their continuation after careful consideration into the reputation and capability of Holtz in its field and for the services that the Company requires. In its determination, the Board considered Holtz’s record of accomplishment and ability and its knowledge of the Company's industry.

REQUIRED VOTE

The affirmative vote of the holders of a majority of votes cast is required to ratify the appointment of Holtz to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

AUDIT AND AUDIT RELATED FEES

Holtz audited the Company's financial statements for the fiscal years ended December 31, 2006 and 2007. The following table presents fees for professional audit services rendered by Holtz for the audit of the Company's annual financial statements for the years ended December 31, 2006 and 2007:

	Fiscal 2007	Fiscal 2006

Audit Fees (1)	$264,000	$234,524

Audit-Related Fees (2)	0	0

Tax Service Fees (3)	600	48,100

All Other Fees (4)	45,209	29,000

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

(3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisory and tax planning. These services include assistance regarding federal, state and local tax compliance and tax planning.

(4) The line for All Other Fees for fiscal 2007 and 2006 represents the audit of cost reports and employee benefit plans performed by Holtz.

RECOMMENDATION

The Board of Directors recommends a vote FOR the ratification of the appointment of Holtz Rubenstein Reminick, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

______________

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of such reports. Based solely on its review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2007 all of the reporting persons complied with their Section 16(a) filing obligations.

CODE OF ETHICS

The Company has adopted a Code of Ethics for Senior Financial Officers which applies to the Company’s Chief Executive Officer and Chief Financial and Principal Accounting Officer. A copy of this Code was filed with the Securities and Exchange Commission as an exhibit to the Company’s Form 10-K for the fiscal year ended December 31, 2003.

COMMUNICATIONS WITH THE BOARD

Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of New York Health Care, Inc. c/o Corporate Secretary, at the Company's executive offices (currently located at: 1850 McDonald Avenue, Brooklyn, New York 11223). Stockholders should identify their communication as being from a Stockholder of New York Health Care, Inc. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a Stockholder of New York Health Care, Inc. before transmitting the communication to the Board of Directors.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholders of the Company wishing to recommend candidates for election of directors at a meeting of Stockholders at which directors are to be elected must submit their recommendations in writing to the Company's Secretary, c/o Corporate Secretary, New York Health Care, Inc., at the Company's executive offices (currently located at 1850 McDonald Avenue, Brooklyn, New York 11223) within the time period specified below.

Due to the small size of the Board, the Company does not have a standing nominating committee; these functions are performed by the Board as a whole. The Board of Directors will consider nominees recommended by the Company's stockholders provided that the recommendation contains sufficient information for the Board of Directors to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Board receive. Each recommendation for nomination is required to set forth:

(a) the name and address of the stockholder making the nomination and the person or persons nominated;

(b) a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such a meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated;

(c) a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder;

(d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and

(e) the consent of each nominee to serve as a director of the Company if so elected to also include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200 or, alternatively, a statement that the recommended candidate would not be so barred. A nomination, which does not comply with the above requirements or is not submitted within the time period specified below will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Board and generally require that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates include, but are not be limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS AND STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended, for inclusion in the Proxy Statement for the Company’s 2009 Annual Meeting must submit same to the Company, attention: Corporate Secretary, at the Company’s principal office located at 1850 McDonald Avenue, Brooklyn, New York 11223 no later than January 31, 2009.

In addition to the above, stockholders are advised to review the Company’s bylaws, as the same may be amended from time to time, for additional requirements and deadlines applicable to the submission of stockholder proposals, including, but not limited to, proposals relating to the nomination of one or more candidates for election to the Company’s Board of Directors.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the meeting, the persons named in the enclosed proxy card will vote the shares represented thereby in accordance with their judgment in such matters.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 is being mailed concurrently with this Proxy Statement. A copy of the Company’s Annual Report is also available without charge upon written request to: New York Health Care, Inc., 1850 McDonald Avenue, Brooklyn, New York 11223, attention: Corporate Secretary.

5646 NY Health Care CST_02 6/6/08 3:25 PM Page 1

NEW YORK HEALTH CARE, INC.

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of NEW YORK HEALTH CARE, INC., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on Thursday, July 10, 2008.

Vote Your Proxy on the Internet:

Go to www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Vote Your Proxy by Phone:
Call 1 (866) 894-0537
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

OR

Vote Your Proxy by mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. Election of Directors

	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
NOMINEES: (01) Murry Englard (02) Howard Berg (03) Yoram Hacohen	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.)

Label Area 4" x 1 1/2"

PRINT AUTHORIZATION *(THIS BOXED AREA DOES NOT PRINT)*
To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.
SIGNATURE:__________ DATE:______ TIME:______
Registered Quantity__________ Broker Quantity__________
Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

	FOR	AGAINST	ABSTAIN
2. Ratification of Auditors Holtz Rubenstein Reminick, LLP	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, RATIFICATION OF AUDITORS HOLTZ RUBENSTEIN REMINICK, LLP AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The below-signed hereby acknowledges receipt of New York Health Care, Inc.'s Annual Report on Form 10K for the fiscal year ended December 31, 2007 and the accompanying Notice of Annual Meeting and Proxy Statement, and herby waives any proxy or proxies heretofore given with respect to the matters set forth above.

UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO
SUNGUARD
WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature __________ Signature __________ Date ______, 2008.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

5646 NY Health Care CST_02 6/6/08 3:25 PM Page 2

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

NEW YORK HEALTH CARE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS SCHEDULED TO BE HELD ON JULY 11, 2008

The undersigned hereby appoints Murry Englard as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of New York Health Care, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of New York Health Care, Inc. scheduled to be held on Friday, July 11, 2008 at 10:00am, local time, at 1850 McDonald Avenue, Brooklyn, New York 11223, and any postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters as may properly come before the meeting or any postponements or adjournments thereof.

(Continued, and to be marked, dated and signed, on the other side)